Schedule 14A. Information required in proxy statement

                            Schedule 14A Information


Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ________)

Filed by the Registrant             ____

Filed by a Party other than the Registrant  ____

     Check the appropriate box

___  Preliminary Proxy Statement

___  Definitive Proxy Statement

___  Definitive Additional Materials

___  Soliciting Material Pursuant to #240.14a-11(c) or #240.14a-12

 Gibbs Construction, Inc.
- -----------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

- -----------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement)

  Payment of Filing Fee (Check the appropriate box):

 X $125 per Exchange Act Rules 0-11(c)(1)(ii),14a-6(i)(1), or 14a-6(j)(2).

__ $500 per  each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

__ Fee computed on table below per Exchange Act Rules 14a- 6(i)(4)and 0-11.

    (1) Title of each class of securities to which transaction applies:

                           Common Stock
- -----------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- -----------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/

- -----------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

- ----------------------------------------------------------------

__/Set forth the amount on which the filing fee is calculated and state how it was determined.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount Previously Paid:
- -----------------------------------------------------------------

     (2)      Form Schedule or Registration Statement No.:
- -----------------------------------------------------------------

     (3)      Filing Party:
- -----------------------------------------------------------------

     (4)      Date Filed:

- -----------------------------------------------------------------

                            GIBBS CONSTRUCTION, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held July 15, 1998

To the Stockholders of Gibbs Construction, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gibbs Construction, Inc., a Texas corporation (the "Company"), will be held on Wednesday, July 15, 1998, beginning at 10:00 a.m., Dallas time, at the Holiday Inn, 11350 LBJ Freeway, Dallas, TX 75238 for the following purposes:

      1. To elect four directors to serve until the next Annual Meeting of Stockholders of the Company or until their respective successors are elected and qualified;

      2. To appoint independent auditors of the Company for the fiscal year 1998; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed June 4, 1998, as the record date for the determination of the stockholders entitled to notice of, and to vote at, this meeting. The list of stockholders entitled to vote will be available for examination by any stockholder at the Company's executive offices at 1855 Wall Street, Garland, TX 75041 for ten days prior to July 15, 1998.

      You are cordially invited to attend the meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States. The proxy must be signed by all registered holders exactly as the stock is registered. It will assist us in preparing for the meeting if you will return your signed proxies promptly regardless of whether you expect to attend in person or have many or few shares.


BY ORDER OF THE BOARD OF DIRECTORS



Garland, Texas

June 8, 1998

                ------------------------------------------------

                                    IMPORTANT
      As a stockholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this Annual Meeting of Stockholders in person. It is important that your shares be voted.

                ------------------------------------------------

                            GIBBS CONSTRUCTION, INC.
                      1855 Wall Street, Garland, TX 75041`

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held July 15, 1998

      This Proxy Statement is furnished to stockholders of Gibbs Construction, Inc., a Texas corporation (the "Company"), in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on July 15, 1998, and is being mailed with proxies to such stockholders on or about June 4, 1998. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the meeting. The proxy may be revoked at any time before it is voted.

      The 1997 Annual Report of the Company covering the fiscal year ended December 31, 1997, is being mailed herewith to stockholders. It does not form any part of the material for the solicitation of proxies.

                            OUTSTANDING CAPITAL STOCK

      The record date for stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders was the close business on June 4, 1998. At the close of business on that date the Company had issued, outstanding and entitled to vote at the meeting 4,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock").

                                QUORUM AND VOTING

      The presence, in person or by proxy, of the holders of a majority of the total combined voting power of the outstanding capital stock of the Company is necessary to constitute a quorum at the Annual Meeting of Stockholders. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share in the stockholder's name on the record date. At the record date, the total number of votes which could be cast by all holders of capital stock of the Company was 4,000,000.

                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of June 1, 1998, by
(i) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, and
(iii) all directors and executive officers of the Company as a group. Unless otherwise noted, each beneficial owner named below has sole investment and voting power with respect to the Common Stock shown below as beneficially owned by him.

                                  Shares Owned
Name and Address of                                     Number of       Percent
Beneficial Owner                                     Shares Owned       Owned
----------------                                     ------------       -----
Danny Gibbs                                              1,000,000       25.0%
Tony Gibbs                                               1,000,000       25.0%
All directors and officers
as a group (6 persons)                                   2,000,000       50.0%

The  address  for Danny Gibbs and Tony Gibbs is 1855 Wall  Street,  Garland,  TX
75041.

                        ACTION TO BE TAKEN AT THE MEETING

      The accompanying proxy, unless the stockholder specifies otherwise therein, will be voted (i) FOR the election as directors of the Company of persons named under the caption "Election of Directors"(i); FOR Killman, Murrell & Company, P.C., as the Company's independent auditors for the fiscal year ending December 31, 1998; and (iii) in the discretion of the proxy holders on any other matters that may properly come before the meeting or any adjournment thereof.

      In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. The approval of Killman, Murrell & Company, P.C. as the independent auditors requires the majority of all the shares outstanding. (see "Quorum and Voting").

      When the giver of the proxy has appropriately specified how the proxy is to be voted, it will be voted accordingly. Your attention is directed to the accompanying proxy which provides a method for stockholders to withhold authority to vote for one or more nominees for director and to vote against or to abstain from voting on the other matters offered for approval. If any other matter or business is brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the share subject to the proxy, but management does not know of any such other matter or business.

      Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, the person or persons acting under the proxy will vote for the election in his place of such other person, if any, as management may recommend; however, management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. Each nominee has expressed to management his intention that, if elected, he will serve the entire term for which his election is sought.

                              ELECTION OF DIRECTORS

      Directors of Texas corporations are to be elected at the meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. It is intended that the shares, subject to the proxies solicited hereby, will be voted for the following nominees, whose age and position with the Company is indicated in the table, for director, unless otherwise specified on the proxy:


Name                                        Age                 Position
----                                        ---                 --------
Danny Gibbs                                   41           President, Director
Tony Gibbs                                    37        Vice-President, Director
Dennis T. Mitchell                            48                Director
L.W. Reynolds                                 62                Director
Phyllis Gibbs Wright                          46                Secretary

      Danny R. Gibbs and Tony G. Gibbs have served as directors of the Company since 1984. Messrs. Mitchell has served since August of 1995 and Mr. Reynolds became a director in May of 1998.

      Danny R Gibbs has served as president, general manager and a director of the Company since the Company's inception in 1984. Mr. Gibbs has acted as the Company's Chief Financial Officer throughout the Company's existence. Mr. Gibbs received a Bachelor of Arts degree in History with a minor in Architecture from Texas Tech University.

      Tony G. Gibbs has served as vice president and a director of the Company since the Company's inception in 1984. From 1983 to 1984, Mr. Gibbs formed a construction company which provided construction services to the residential industry and the commercial industry. Mr. Gibbs received a Bachelor of Science degree in Accounting with a minor in Architecture from Texas Tech University

      Dennis T. Mitchell, a licensed professional architect, is president of AIG, Inc., an architectural firm Mr. Mitchell formed in 1969 which is primarily engaged in the design, documentation and execution of commercial construction. AIG, Inc. provides architectural service to a variety of retail, industrial and governmental entities, including Barnes & Noble, Lil' Things, and Eckerds. Mr. Mitchell is a member of several national and local architectural professional organizations and a graduate of the University of Texas at Arlington.

      L. W. Reynolds is president of Reynolds Financial and Management Services, Inc., a financial and management consulting firm that provides services to the real estate, wholesale distribution, retail, environmental services, assisted living and construction industries. Mr. Reynolds formed the firm in 1990. He is also chairman of Elder Living Centers, Inc., a Company Mr. Reynolds formed in 1996 that develops and finances assisted living facilities in New Mexico and Texas. Also in 1996, Mr. Reynolds formed Davis Covenant Corporation, a general contractor engaged in the development of apartments and assisted living facilities and asbestos statement. Mr. Reynolds, a certified public accountant, worked for Peat Marwick Mitchell and Company from 1959 to 1966 and the Maloof Companies from 1966 through 1984, becoming an Executive Vice President and Chief Financial Officer in 1980. From 1984 to 1986, he was President and Chief Executive Officer of American Federal Savings and Loan Association and from 1986 through 1989 was Vice President of Market Development for Public Service Company of New Mexico. Mr. Reynolds is a graduate of McMurry University and holds a Masters of Business Administration from the University of Texas at Austin .

      Each director will hold office until the next Annual Meeting of Stockholders and until such time as his successor is elected and qualified, subject to prior removal by the stockholders of the Company in accordance with the Bylaws of the Company. The officers of the Company serve at the discretion of the Board of Directors of the Company.

      The Board of Directors has fixed the number of directors at five. During 1997 the Company held one meeting of its Board of Directors. Each director, attended at least 75% of the aggregate of these meetings. Recently the Company appointed Messrs. Reynolds and Mitchell as members of its audit and compensation committee. These committees have not yet met.

Compensation and Executive Officers

      The Company's executive officers are Danny R. Gibbs, Tony G. Gibbs and Phyllis Gibbs Wright, each having served as executive officers of the Company since 1985. Danny R. Gibbs, Tony G. Gibbs and Phyllis Gibbs Wright are siblings. Phyllis Gibbs Wright, age 46, is the Company's secretary and is the Company's general administrative officer.

      The  following  table  sets  forth  certain  information   concerning  the
compensation of the chief executive officer of the Company and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000, for the fiscal years ended December 31, 1997, 1996, and 1995.

Summary Compensation Table

                           Summary Compensation Table
Name and                                               Annual Compensation (1)            All Other
Principal Position                    Fiscal Year         Salary     Bonus (2)          Compensation
------------------                    -----------         ------     ---------          ------------
Danny Gibbs                               1997          $133,000                                 -
 Chief Executive Officer                  1996           150,000                                 -
                                          1995            49,220       136,423                   -
Tony Gibbs                                1997          $123,000             -                   -
 Vice President                           1996           150,000                                 -
                                          1995            49,220       200,246
Phyllis Gibbs Wright                      1997           100,000

------------------

(1) The Company provides certain perquisites and personal benefits to its executive officers, the aggregate amount of which does not exceed $50,000 or 10% of such officer's total annual salary and bonus. (2) These amounts represent distributions to Messrs. Danny and Tony Gibbs in connection with the Company's status as a subchapter S corporation pursuant to the United States tax codes. The Company has reserved $422,245 for distribution to Danny R. Gibbs and Tony G. Gibbs in connection with the termination of the Company's subchapter S election pursuant to the United States tax codes.

      The Company plans to pay $150,000 per year to each of Messrs. Danny R. Gibbs and Tony G. Gibbs. Directors of the Company are entitled to receive from the Company fees and reimbursement of expenses for their services as directors. Under the Company's standard arrangement for compensation of directors, outside directors are entitled to receive a fee for each Board meeting attended of $500. In addition, directors will be reimbursed for their ordinary and necessary expenses incurred in attending meetings of the Board of Directors or a committee thereof. Directors of the Company, whether or not employees of the Company, will also be entitled to receive options to acquire shares of Common Stock under the Company's Stock Option Plans. In connection with certain actions taken by the Company, Messrs. Danny R. Gibbs and Tony G. Gibbs relinquished a total of 1,000,000 shares of Common Stock to the Company and acquired the right to acquire for $0.10 per share 2,000,000 shares of stock if either Danny R. Gibbs or Tony G. Gibbs are terminated without their consent if 20% of the Company is acquired by those other than Danny R. Gibbs or Tony G. Gibbs. Dennis T. Mitchell and L. W. Reynolds form the Company's Audit and Compensation Committees. These committees have only recently been formed.

Certain Relationships and Related Transactions

      As part of the termination of the Company's election to be taxed as a Subchapter S Corporation, the Company has accrued $422,245 to be distributed to Danny R. Gibbs and Tony G. Gibbs for payment of income taxes owed for the Company's operations. Because the Company did not have the liquid resources to pay the taxes when due, the Company's Board of Directors has agreed to reimburse Danny R. Gibbs and Tony G. Gibbs any penalty and interest.

      All future transactions between the Company and its officers, directors, and/or 5% shareholders will be on terms no less favorable than could be obtained from independent, third parties and will be approved by a majority of the independent disinterested directors of the Company.

Section 16(A) Reporting Delinquencies

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. This obligation did not arise until January 12, 1996, and arose in conjunction with the Company's public offering of its securities. The initial report on Form 3 for the above referenced individuals was required to be filed by that date but was not filed until the end of that month. Since that time, to the best knowledge of the Company, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) requirements.

                       APPOINTMENT OF INDEPENDENT AUDITORS

      It is proposed that the firm of Killman, Murrell & Company, P.C. be appointed as independent auditors of the Company for the fiscal year ending December 31, 1998, upon approval by a majority of the stockholders present in person or represented by proxy at the Annual Meeting of Stockholders. Killman, Murrell & Company has served as the Company's independent auditors since the fiscal year ending December 31, 1994. A representative of that firm is expected to be present at the Annual Meeting of Stockholders. Said representative will be available to answer questions and will be afforded an opportunity to make a statement if he or she so desires.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO APPROVE AND APPOINT THE AUDITORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF THE AUDITORS. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE AUDITORS.

                              STOCKHOLDER PROPOSALS

      Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the next Annual Meeting of Stockholders of the Company scheduled to be held in June of 1999 must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the mailing address set forth hereinafter no later than the close of business on February 8, 1999.

                                  OTHER MATTERS

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing, and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In additional to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by directors, officers, and employees of the Company. Arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

      All information contained in this Proxy Statement relating to the occupation, affiliations, and securities holdings of directors and officers of the Company and their transactions with the Company is based upon information received from the individual directors and officers.

      Your directors and officers desire that all stockholders be represented at the Annual Meeting of Stockholders. In the event you cannot attend in person, please date, sign, and return the enclosed proxy in the enclosed, post-paid envelope at your earliest convenience so that your shares may be voted. The proxy must be signed by all registered holders exactly as the stock is registered.

      The Company will furnish without charge a copy of its Annual Report of Form 10-K, including the financial statements and the schedules thereto, for the fiscal year ended December 31, 1997 filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to any stockholder upon written request to 1855 Wall Street, Garland, TX 75041. A copy of the exhibits to such report will be furnished to any stockholder upon written request therefor and payment of a nominal fee.



                  By Order of the Board of Directors.


                  Danny R. Gibbs Chairman of the Board of Directors

Garland, Texas
June 8, 1998